EXHIBIT 4.1


                        Form of Common Stock Certificate

Number  _______                                              _________   Shares

[Ticker Symbol]
                                   [GRAPHIC]
COMMON STOCK
PAR VALUE OF $0.01                                       CUSIP ________________

                                                                SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS
                                   _________

                          TRIZECHAHN (USA) CORPORATION
                                   _________

INCORPORATED UNDER THE LAWS OF                 THIS CERTIFICATE IS TRANSFERABLE
         THE STATE OF DELAWARE                            IN NEW YORK, NEW YORK


      This certifies that         **SPECIMEN**
                  ___________________________________________

      is the owner of
                  ___________________________________________


          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

TrizecHahn (USA) Corporation transferable on the records of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to all the provisions of the Certificate of Incorporation and all amendments thereto and supplements thereof. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     In Witness Whereof the Corporation has caused this certificate to be signed by its duly authorized officers.

DATED: _____________________

                                        COUNTERSIGNED AND REGISTERED:
        /S/
_____________________________           MELLON INVESTOR SERVICES, L.L.C.
SECRETARY                               TRANSFER AGENT AND REGISTRAR

        /S/
_____________________________           BY:_________________________________
CHIEF EXECUTIVE OFFICER                    AUTHORIZED OFFICER

                          TRIZECHAHN (USA) CORPORATION

The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, relative rights, preferences and limitations of the shares of each class and series of stock of the Corporation authorized to be issued and of the authority of the board of directors of the Corporation to divide the shares into classes or series and to determine and change the relative rights, preferences and limitations of any class or series of stock of the Corporation. Such request may be made to the transfer agent.
                             _____________________

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT - ____Custodian________
TEN ENT - as tenants by the entireties                    (Minor)         (Cust)
JT TEN  - as joint tenants with      under Uniform Gifts to Minors Act__________
          right of survivorship                                          (State)
          and not as tenants in
          common




Additional abbreviations may also be used though not in the above list.
                             _____________________

For value received, _____________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE [ _______________________]
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE) ________________________________________Shares of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint__________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:_____________________            Signature: _____________________________

                                       Signature: _____________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED

BY: _________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.